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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

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                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        May 28, 1996
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                             MARK SOLUTIONS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-17118               112864481
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(State or Other Jurisdiction            Commission           (IRS Employer
       Of Incorporation)               File Number)      Identification Number)


  Parkway Technical Center, 1515 Broad Street, Bloomfield, New Jersey  07003
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             (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code         (201) 893-0500
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(Former Name and Address, if Changed Since Last Report)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

            This amendment No. 1 to Current Report on Form 8-K amends Item 7 of the Form 8-K of Mark Solutions, Inc. ("Mark") dated May 28, 1996 to include the following Exhibit which was filed in paper format pursuant to Rule 201 of Regulation S-T:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

         2. Stock Purchase Agreement between Mark and Christopher Cummins and Moira Addington dated April 24, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARK SOLUTIONS, INC.

June 18, 1996                          By: /s/ Carl Coppola
                                       President and Chief Executive Officer

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